SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 February 7, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)

                           QUINTEK TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                             537 CONSTITUTION AVENUE
                                     SUITE B
                           CAMARILLO, CALIFORNIA 93012
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (805) 383-3914
                         -------------------------------
                         (Registrant's Telephone Number)

       CALIFORNIA                      0-29719                77-0505346
----------------------------      ----------------        -------------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)             Identification No.)



ITEM 9.  REGULATION FD DISCLOSURE.

In a presentation to professional investors at the Southern California Investors Association Capital Conference on Saturday, February 7, 2004, in Irvine, Calif. management of Quintek Technologies, Inc. disclosed that the Company has recently developed a plan to position Quintek as a mass storage vendor with a true archival solution. The Company's plan is to acquire experienced mass storage sales force, integrate its product line and form partnerships with content and document management and enterprise mass storage vendors. Quintek also disclosed its intentions to acquire service bureau operations with experience and focus on micrographics. The company is seeking financing partners and acquisition candidates in mass storage and document service bureaus.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUINTEK TECHNOLOGIES, INC.


                                    BY: /s/ ROBERT STEELE, PRESIDENT
                                       -----------------------------------
                                            ROBERT STEELE


DATE: February 9, 2004








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